SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: June 17, 1998 (Date of earliest event reported) ABN AMRO Mortgage Corporation(as depositor under the Pooling and Servicing Agreement,dated as of June 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1998-2) Delaware (State or other jurisdiction of organization) 333-42127-02 (Commission File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on January 25, 2002. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: January 25, 2002 ABN AMRO LaSalle Bank N.A. Administrator: Ted Novak (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-Through Certificates Series 1998-2 Payment Date: 01/25/02 Prior Payment: 12/26/01 Record Date: 12/31/01 WAC: 7.267852% WAMM: 288 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 2 Asset Backed Facts Sheets 3 Delinquency Loan Detail Total Pages Included In This Package 9 LaSalle Web Site www.etrustee.ne 0 0 0 0 Monthly Data File Name: ABN98002_200201 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 85,806,003.00 96,231,834.62 11,053,924. 00077BBV4 1000.000000000 1121.504687965 128.824611257 IA-2 42,000,000.00 0.00 00077BAX1 1000.000000000 0.000000000 0.000000000 IA-3 22,300,000.00 00077BAY9 1000.000000000 0.000000000 0.000000000 IA-4 17,651,035.00 9,690,0 212,07 00077BAZ6 1000.000000000 548.979859255 12.014651265 IA-5 71,376,367.00 1,352,1 1,352,172 00077BBA0 1000.000000000 18.944253915 18.944253915 IA-6 5,754,681.00 00077BBB8 1000.000000000 0.000000000 0.000000000 IA-7 9,443,982.00 4,877,1 1966831.34 00077BBC6 1000.000000000 516.434236109 208.262927651 IA-8 25,960,631.00 25,960,63 0.00 00077BBD4 1000.000000000 1000.000000000 0.000000000 IA-9 40,000,000.00 40,000,00 0.00 00077BBE2 1000.000000000 1000.000000000 0.000000000 IA-10 28,500,000.00 11,370,19 1,695,624 00077BBF9 1000.000000000 398.954055439 59.495597895 IA-11 1,430,000.00 1,430,0 0.00 00077BBG7 1000.000000000 1000.000000000 0.000000000 IA-12 9,500,000.00 9,500,0 0.00 00077BBH5 1000.000000000 1000.000000000 0.000000000 IA-13 9,995,480.00 9,995,4 0.00 00077BBJ1 1000.000000000 1000.000000000 0.000000000 IA-14 50,529,404.00 23,164,14 2,708,799 00077BBK8 1000.000000000 458.428935754 53.608372266 IA-X 12,784,321.00 6,215,9 0.00 00077BBL6 1000.000000000 486.217199934 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IA-1 0.00 522,850.57 85,700,760.21 00077BBV4 0.000000000 6.093403162 998.773479869 IA-2 0.00 0.00 00077BAX1 0.000000000 0.000000000 0.000000000 IA-3 0.00 0.00 00077BAY9 0.000000000 0.000000000 0.000000000 IA-4 0.00 0.00 9,477,991 00077BAZ6 0.000000000 0.000000000 536.96520799 IA-5 0.00 0.00 00077BBA0 0.000000000 0.000000000 0.000000000 IA-6 0.00 0.00 00077BBB8 0.000000000 0.000000000 0.000000000 IA-7 0.00 0.00 2,910,364 00077BBC6 0.000000000 0.000000000 308.171308459 IA-8 0.00 0.00 25,960,631. 00077BBD4 0.000000000 0.000000000 1000.000000000 IA-9 0.00 0.00 40,000,000. 00077BBE2 0.000000000 0.000000000 1000.000000000 IA-10 0.00 0.00 9,674,566 00077BBF9 0.000000000 0.000000000 339.458457544 IA-11 0.00 0.00 1,430,000 00077BBG7 0.000000000 0.000000000 1000.000000000 IA-12 0.00 0.00 9,500,000 00077BBH5 0.000000000 0.000000000 1000.000000000 IA-13 0.00 0.00 9,995,480 00077BBJ1 0.000000000 0.000000000 1000.000000000 IA-14 0.00 0.00 20,455,341. 00077BBK8 0.000000000 0.000000000 404.820563488 IA-X 0.00 0.00 5,621,600 00077BBL6 0.000000000 0.000000000 439.726202606 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IA-1 67,007.52 0.00 0.073554631 00077BBV4 0.780918790 0.000000000 0.069952055 IA-2 0.00 0.00 0.064000000 00077BAX1 0.000000000 0.000000000 0.064 IA-3 0.00 0.00 0.064000000 00077BAY9 0.000000000 0.000000000 0.064 IA-4 51,680.33 0.00 0.064000000 00077BAZ6 2.927892330 0.000000000 0.064 IA-5 7,887.67 0.00 0.070000000 00077BBA0 0.110508146 0.000000000 0.07 IA-6 0.00 0.00 0.070000000 00077BBB8 0.000000000 0.000000000 0.07 IA-7 26,011.71 0.00 0.064000000 00077BBC6 2.754315923 0.000000000 0.064 IA-8 138,456.70 0.00 0.064000000 00077BBD4 5.333333385 0.000000000 0.064 IA-9 213,333.33 0.00 0.064000000 00077BBE2 5.333333250 0.000000000 0.064 IA-10 63,957.32 0.00 0.0675 00077BBF9 2.244116491 0.000000000 0.0675 IA-11 8,043.75 0.00 0.0675 00077BBG7 5.625000000 0.000000000 0.0675 IA-12 53,437.50 0.00 0.0675 00077BBH5 5.625000000 0.000000000 0.0675 IA-13 56,224.58 0.00 0.0675 00077BBJ1 5.625000500 0.000000000 0.0675 IA-14 130,298.29 0.00 0.0675 00077BBK8 2.578662713 0.000000000 0.0675 IA-X 34,964.76 0.00 0.0675 00077BBL6 2.734972002 0.000000000 0.0675 ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 37,595,583.00 19,794,761.03 1,050,819.13 00077BBN2 1000.000000000 526.518262265 27.950600739 IIA-X 1,507,139.00 599,1 0.00 00077BBP7 1000.000000000 397.510958103 0.000000000 IIA-P 352,210.00 236,918.97 7,951.95 00077BBQ5 1000.000000000 672.663950484 22.577297635 M 8,829,808.00 8,384,710.65 11,961.84 00077BBR3 1000.000000000 949.591503009 1.354711224 B-1 4,215,000.00 4,002,528.20 5,710.11 00077BBS1 1000.000000000 949.591506524 1.354711744 B-2 1,989,733.00 1,889,433.57 2,695.51 00077BBT9 1000.000000000 949.591513032 1.354709401 B-3 2,147,792.00 2,039,525.04 2,909.64 00077BBW2 1000.000000000 949.591506068 1.354712188 B-4 954,574.00 906,455.37 1,293.17 00077BBX0 1000.000000000 949.591514120 1.354709012 B-5 954,573.94 906,455.30 1,293.17 00077BBY8 1000.000000000 949.591500476 1.354709097 R (Component R- 100.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 IIA-1 0.00 0.00 18,743,941.90 00077BBN2 0.000000000 0.000000000 498.5676615 IIA-X 0.00 0.00 558,827.74 00077BBP7 0.000000000 0.000000000 370.7871299 IIA-P 0.00 0.00 228,967.02 00077BBQ5 0.000000000 0.000000000 650.0866528 M 0.00 0.00 8,372,748.81 00077BBR3 0.000000000 0.000000000 948.2367918 B-1 0.00 0.00 3,996,818.09 00077BBS1 0.000000000 0.000000000 948.2367948 B-2 0.00 0.00 1,886,738.06 00077BBT9 0.000000000 0.000000000 948.2368036 B-3 0.00 0.00 2,036,615.40 00077BBW2 0.000000000 0.000000000 948.2367939 B-4 0.00 0.00 905,162.20 00077BBX0 0.000000000 0.000000000 948.2368051 B-5 0.00 0.00 905,162.13 00077BBY8 0.000000000 0.000000000 948.2367914 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) IIA-1 107,221.62 0.00 6.500000000% 00077BBN2 2.851973861 0.000000000 6.500000000% IIA-X 3,245.15 0.00 6.500000000% 00077BBP7 2.153185605 0.000000000 6.500000000% IIA-P 0.00 0.00 00077BBQ5 0.000000000 0.000000000 M 47,035.07 0.00 6.731548820% 00077BBR3 5.326850822 0.000000000 6.995205500% B-1 22,452.68 0.00 6.731548820% 00077BBS1 5.32685172 0.000000000 6.995205500% B-2 10,599.01 0.00 6.731548820% 00077BBT9 5.326850386 0.000000000 6.995205500% B-3 11,440.97 0.00 6.731548820% 00077BBW2 5.326851948 0.000000000 6.995205500% B-4 5,084.87 0.00 6.731548820% 00077BBX0 5.326847369 0.000000000 6.995205500% B-5 5,084.77 0.00 6.731548820% 00077BBY8 5.326742945 0.000000000 6.995205500% R (Component R- 10.67 0.00 6.750000000% 9ABSB500 106.70 0.000000000 6.750000000% ABN AMRO Acct: 67-7966-30-1 Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes477,286,956.94 271,732,495.66 19,551,206.94 None 1000.000000000 569.327302389 40.963212289 R (Component R- 0.00 0.00 0.00 9ABSB500 1000.000000000 0.000000000 0.000000000 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC 1 Interes 0.00 0.00 252,181,288.72 None 0.000000000 0.000000000 528.364090100 R (Component R- 0.00 0.00 0.00 9ABSB500 0.000000000 0.000000000 0.000000000 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC 1 Interes 1,586,318.25 0.00 7.005352440% None 3.32361534 0.00000000 6.995205500% R (Component R- 10.75 0.00 9ABSB500 0.00002252 0.00000000 Other Related Information Accrued ReimbursemeNet Prior Class Certificatof Prior Prepayment Unpaid Interest Losses Int. ShortfalInterest IA-1 589,858. 0.00 0.00 0.00 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 51,680. 0.00 0.00 0.00 IA-5 7,887 0.00 0.00 0.00 IA-6 0.00 0.00 0.00 IA-7 26,011. 0.00 0.00 0.00 IA-8 138,456. 0.00 0.00 0.00 IA-9 213,333. 0.00 0.00 0.00 IA-10 63,957. 0.00 0.00 0.00 IA-11 8,043 0.00 0.00 0.00 IA-12 53,437. 0.00 0.00 0.00 IA-13 56,224. 0.00 0.00 0.00 IA-14 130,298. 0.00 0.00 0.00 IA-X 34,964. 0.00 0.00 0.00 IIA-1 107,221. 0.00 0.00 0.00 IIA-X 3,245 0.00 0.00 0.00 IIA-P 0.00 0.00 0.00 0.00 M 47,035. 0.00 0.00 0.00 B-1 22,452. 0.00 0.00 0.00 B-2 10,599. 0.00 0.00 0.00 B-3 11,440. 0.00 0.00 0.00 B-4 5,084 0.00 0.00 0.00 B-5 5,084 0.00 0.00 0.00 R (Compone 0.00 0.00 0.00 Total 1586329.04 0.00 0.00 0.00 Ending Actual Class Unpaid Interest Distribution Interest Loss of Interest IA-1 0.00 0.00 589,858.09 IA-2 0.00 0.00 0.00 IA-3 0.00 0.00 0.00 IA-4 0.00 0.00 51,680.33 IA-5 0.00 0.00 7,887.67 IA-6 0.00 0.00 0.00 IA-7 0.00 0.00 26,011.71 IA-8 0.00 0.00 138,456.70 IA-9 0.00 0.00 213,333.33 IA-10 0.00 0.00 63,957.32 IA-11 0.00 0.00 8,043.75 IA-12 0.00 0.00 53,437.50 IA-13 0.00 0.00 56,224.58 IA-14 0.00 0.00 130,298.29 IA-X 0.00 0.00 34,964.76 IIA-1 0.00 0.00 107,221.62 IIA-X 0.00 0.00 3,245.15 IIA-P 0.00 0.00 0.00 M 0.00 0.00 47,035.07 B-1 0.00 0.00 22,452.68 B-2 0.00 0.00 10,599.01 B-3 0.00 0.00 11,440.97 B-4 0.00 0.00 5,084.87 B-5 0.00 0.00 5,084.87 R (Compone 0.00 0.00 10.77 Total 0.00 0.00 1,586,329.04 Advances Prior Outstanding Principal Interest Servicer 26721.56 153503.49 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 26721.56 153503.49 Current Period Principal Interest Servicer 19,472.42 85,319.25 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 19,472.42 85,319.25 Recovered Principal Interest Servicer 4,205.34 13,872.26 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 4,205.34 13,872.26 Outstanding Principal Interest Servicer 41,988.64 224,950.48 Trustee: 0.00 0.00 Fiscal Ag 0.00 0.00 41,988.64 224,950.48 Other Related Information Summary of REO Properties # Property Principal Name Date of REOBalance Book Value 10 20 30 40 50 # Property Date of FinAmount Aggregate Other Name Recovery of Proceeds Rev. Collected 10 20 30 40 50 Summary of Repurchased, Liquidated or Disposed Lo Property Principal # Name Loan NumberBalance Book Value 10 20 30 40 50 Property # Name 10 20 30 40 50 Asset Backed Facts - Pool Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 01/25/02 0 0 3 834,322 0.00% 0.00% 0.35% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.10% 0.08% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.10% 0.18% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.19% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.07% 06/25/01 2 586,203 0 0 0.19% 0.18% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.27% 0.24% 0.09% 0.12% 04/25/01 3 959,911 0 0 0.27% 0.28% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.18% 0.19% 0.18% 0.14% 02/26/01 3 862,148 2 493,215 0.26% 0.25% 0.17% 0.14% 01/25/01 2 493,691 0 0 0.17% 0.14% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.17% 0.14% 11/27/00 2 476,998 0 0 0.17% 0.14% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 01/25/02 3.00 858,362 2 470,001 0.35% 0.34% 0.24% 0.19% 12/26/01 1.00 403,150 3 706,511 0.11% 0.15% 0.33% 0.26% 11/26/01 2.00 640,728 2 470,108 0.21% 0.22% 0.21% 0.16% 10/25/01 2.00 641,393 2 470,612 0.20% 0.22% 0.20% 0.16% 09/25/01 2.00 642,054 1 234,393 0.20% 0.21% 0.10% 0.08% 08/27/01 3.00 903,670 1 237,919 0.29% 0.29% 0.10% 0.08% 07/25/01 3.00 904,584 1 317,636 0.29% 0.29% 0.10% 0.10% 06/25/01 3.00 905,493 3 791,511 0.28% 0.28% 0.28% 0.24% 05/25/01 1.00 238,660 4 1,054,048 0.09% 0.07% 0.36% 0.32% 04/25/01 1.00 238,904 4 1,055,097 0.09% 0.07% 0.36% 0.31% 03/26/01 3.00 820,826 2 557,977 0.26% 0.24% 0.18% 0.16% 02/26/01 2.00 559,104 2 558,512 0.17% 0.16% 0.17% 0.16% 01/25/01 3.00 879,047 2 559,044 0.26% 0.25% 0.17% 0.16% 12/26/00 2.00 639,993 0 0 0.17% 0.18% 0.00% 0.00% 11/27/00 2.00 640,564 0 0 0.17% 0.18% 0.00% 0.00% 10/25/00 2.00 641,132 0 0 0.17% 0.18% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.22% 0.21% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.21% 0.20% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.20% 0.20% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.20% 0.19% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 01/25/02 62 18,844,705 7.2679% 7.0054% 7.32%0.074726271 12/26/01 56 16,132,420 7.2747% 7.0122% 6.16%0.059368353 11/26/01 23 6,120,023 7.2775% 7.0150% 2.38%0.021215172 10/25/01 19 6,066,979 7.2797% 7.0172% 1.92%0.020550372 09/25/01 28 8,590,188 7.2798% 7.0173% 2.78%0.028430222 08/27/01 15 4,422,071 7.2823% 7.0198% 1.45%0.014203733 07/25/01 28 8,133,220 7.2858% 7.0233% 2.66% 0.02571747 06/25/01 21 5,890,596 7.2879% 7.0254% 1.94%0.018127436 05/25/01 18 4,810,904 7.2896% 7.0271% 1.63%0.014493219 04/25/01 18 5,691,116 7.2918% 7.0293% 1.61% 0.0168697 03/26/01 8 2,141,417 7.2923% 7.0298% 0.70%0.006231808 02/26/01 4 1,325,531 7.2923% 7.0298% 0.35%0.003826215 01/25/01 8 1,983,579 7.2924% 7.0299% 0.70%0.005694428 12/26/00 2 535,962 7.2923% 7.0298% 0.17% 0.00152723 11/27/00 8 2,684,970 7.2921% 7.0296% 0.69%0.007625376 10/25/00 5 1,232,673 7.2917% 7.0292% 0.43%0.003468096 Asset Backed Facts - Group 1 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 01/25/02 0 0 3 834,322 0.00% 0.00% 0.36% 0.33% 12/26/01 1 220,114 1 235,990 0.11% 0.08% 0.11% 0.09% 11/26/01 1 236,235 0 0 0.11% 0.09% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 1 547,917 0 0 0.11% 0.19% 0.00% 0.00% 08/27/01 2 453,345 0 0 0.21% 0.15% 0.00% 0.00% 07/25/01 1 237,198 1 234,906 0.10% 0.08% 0.10% 0.08% 06/25/01 2 586,203 0 0 0.20% 0.19% 0.00% 0.00% 05/25/01 3 803,543 1 405,997 0.29% 0.26% 0.10% 0.13% 04/25/01 3 959,911 0 0 0.29% 0.30% 0.00% 0.00% 03/26/01 2 654,404 2 474,049 0.19% 0.20% 0.19% 0.15% 02/26/01 3 862,148 2 493,215 0.28% 0.27% 0.19% 0.15% 01/25/01 2 493,691 0 0 0.19% 0.15% 0.00% 0.00% 12/26/00 0 0 2 476,518 0.00% 0.00% 0.19% 0.15% 11/27/00 2 476,998 0 0 0.19% 0.15% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 01/25/02 3 858,362 2 470,001 0.36% 0.34% 0.24% 0.19% 12/26/01 1 403,150 3 706,511 0.11% 0.15% 0.34% 0.27% 11/26/01 2 640,728 2 470,108 0.22% 0.23% 0.22% 0.17% 10/25/01 2 641,393 2 470,612 0.22% 0.23% 0.22% 0.17% 09/25/01 2 642,054 1 234,393 0.21% 0.22% 0.11% 0.08% 08/27/01 3 903,670 1 237,919 0.31% 0.31% 0.10% 0.08% 07/25/01 3 904,584 1 317,636 0.30% 0.30% 0.10% 0.11% 06/25/01 3 905,493 3 791,511 0.30% 0.29% 0.30% 0.26% 05/25/01 1 238,660 4 1,054,048 0.10% 0.08% 0.39% 0.34% 04/25/01 1 238,904 4 1,055,097 0.10% 0.08% 0.38% 0.33% 03/26/01 3 820,826 2 557,977 0.29% 0.26% 0.19% 0.17% 02/26/01 2 559,104 2 558,512 0.19% 0.17% 0.19% 0.17% 01/25/01 3 879,047 0 0 0.28% 0.27% 0.00% 0.00% 12/26/00 2 639,993 0 0 0.19% 0.20% 0.00% 0.00% 11/27/00 2 640,564 0 0 0.19% 0.20% 0.00% 0.00% 10/25/00 2 641,132 0 0 0.19% 0.19% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 01/25/02 2 575,415 0 0 0.24% 0.23% 0.00% 0.00% 12/26/01 2 575,998 0 0 0.23% 0.22% 0.00% 0.00% 11/26/01 2 576,577 0 0 0.22% 0.21% 0.00% 0.00% 10/25/01 2 577,152 0 0 0.22% 0.21% 0.00% 0.00% 09/25/01 2 577,724 0 0 0.21% 0.20% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 01/25/02 58 17,900,467 7.3016% 7.0391% 7.00% 7.15% 12/26/01 54 15,661,894 7.3079% 7.0454% 6.12% 5.88% 11/26/01 22 5,911,059 7.3103% 7.0478% 2.43% 2.17% 10/25/01 18 5,866,725 7.3124% 7.0499% 1.95% 2.10% 09/25/01 25 7,903,126 7.3122% 7.0497% 2.63% 2.75% 08/27/01 15 4,422,071 7.3145% 7.0520% 1.56% 1.51% 07/25/01 27 7,698,929 7.3177% 7.0552% 2.72% 2.56% 06/25/01 19 5,366,560 7.3201% 7.0576% 1.88% 1.75% 05/25/01 17 4,592,191 7.3219% 7.0594% 1.65% 1.47% 04/25/01 15 4,567,378 7.3241% 7.0616% 1.44% 1.44% 03/26/01 7 1,753,453 7.3249% 7.0624% 0.67% 0.55% 02/26/01 4 1,325,531 7.3249% 7.0624% 0.38% 0.41% 01/25/01 7 1,917,600 7.3250% 7.0625% 0.66% 0.59% 12/26/00 2 535,962 7.3249% 7.0624% 0.19% 0.17% 11/27/00 8 2,684,970 7.3246% 7.0621% 0.75% 0.82% 10/25/00 4 895,622 7.3246% 7.0621% 0.37% 0.27% Asset Backed Facts - Group 2 Total DistributiDelinq 1 Month Delinq 2 Months Date # Balance # Balance 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiDelinq 3+ Months Foreclosure/Bankruptcy Date # Balance # Balance 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiREO Modifications Date # Balance # Balance 01/25/02 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 09/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 08/27/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 07/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 06/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 05/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 04/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 03/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 02/26/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 01/25/01 0 0 0 0 0.00% 0.00% 0.00% 0.00% 12/26/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% 10/25/00 0 0 0 0 0.00% 0.00% 0.00% 0.00% DistributiPrepayments Curr Weighted Avg. Date # Balance Coupon Remit 01/25/02 4 944,238 6.8727% 6.6102% 5.00% 4.42% 0.00% 0.00% 12/26/01 2 470,526 6.8729% 6.6104% 2.44% 2.14% 0.00% 0.00% 11/26/01 1 208,965 6.8764% 6.6139% 1.20% 0.94% 0.00% 0.00% 10/25/01 1 200,254 6.8765% 6.6140% 1.19% 0.88% 0.00% 0.00% 09/25/01 3 687,062 6.8829% 6.6204% 3.45% 2.92% 0.00% 0.00% 08/27/01 0 0 6.8829% 6.6204% 0.00% 0.00% 0.00% 0.00% 07/25/01 1 434,291 6.8896% 6.6271% 1.14% 1.79% 0.00% 0.00% 06/25/01 2 524,037 6.8906% 6.6281% 2.22% 2.11% 0.00% 0.00% 05/25/01 1 218,713 6.8906% 6.6281% 1.10% 0.87% 0.00% 0.00% 04/25/01 3 1,123,738 6.9063% 6.6438% 3.19% 4.24% 0.00% 0.00% 03/26/01 1 387,963 6.9077% 6.6452% 1.05% 1.43% 0.00% 0.00% 02/26/01 0 0 6.9077% 6.6452% 0.00% 0.00% 0.00% 0.00% 01/25/01 1 65,979 6.9079% 6.6454% 1.04% 0.24% 0.00% 0.00% 12/26/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 11/27/00 0 0 6.9076% 6.6451% 0.00% 0.00% 0.00% 0.00% 10/25/00 1 337,051 6.9073% 6.6448% 1.03% 1.19% 0.00% 0.00%